Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1, dated as of January 31, 2013 (this “Amendment), to (i) the Credit Agreement, dated as of May 2, 2012 (the “Credit Agreement”), among STOCK-BRIDGE/SBE HOLDINGS,LLC (the “Borrower”), STOCKBRIDGE/SBE INVESTMENT COMPANY,LLC, a Delaware limited liability company (“Holdings”), those certain Restricted Subsidiaries of the Borrower from time to time party thereto (together with Holdings, collectively, the “Guarantors”), the Lenders party thereto, J.P. MORGAN SECURITIES LLC, as Lead Arranger, Syndication Agent and Sole Bookrunning Manager, KEYCORP REAL ESTATE CAPITAL MARKETS, INC., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), KEYCORP REAL ESTATE CAPITAL MARKETS, INC., as collateral agent for the Lenders (in such capacity, the “Collateral Agent”) and UNION GAMING ADVISORS, as Documentation Agent, (ii) the Escrow and Security Agreement, dated as of May 2, 2012 (the “Escrow and Security Agreement”), among the Borrower, the Administrative Agent and KEYBANK NATIONAL ASSOCIATION, as Escrow Agent (the “Escrow Agent”), (iii) the Master Disbursement Agreement, dated as of May 2, 2012 (the “Disbursement Agreement”), among the Borrower, the Administrative Agent, the Collateral Agent and KEYCORP REAL ESTATE CAPITAL MARKETS, INC. (the “Disbursement Agent”) and (iv) the First Lien Pledge Agreement, dated as of May 2, 2012 (the “Pledge Agreement”), between Holdings and the Collateral Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, the Loan Parties desire to amend the Credit Agreement, the Escrow and Security Agreement, the Disbursement Agreement and the Pledge Agreement on the terms set forth herein;

WHEREAS, Section 10.02(b) of the Credit Agreement provides that the Borrower and the Required Lenders may amend the Credit Agreement;

WHEREAS, Section 10.02(b) of the Credit Agreement and Section 3.8 of the Escrow and Security Agreement provide that the Borrower, the Administrative Agent and the Escrow Agent may amend the Escrow and Security Agreement with the consent of the Required Lenders;

WHEREAS, Section 10.02(b) of the Credit Agreement and Section 12.8 of the Disbursement Agreement provide that the Borrower, the Administrative Agent and the Disbursement Agent may amend the Disbursement Agreement with the consent of the Required Lenders;

WHEREAS, Section 10.02(b) of the Credit Agreement and Section 7.2 of the Pledge Agreement provide that Holdings and the Collateral Agent may amend the Pledge Agreement with the consent of the Required Lenders;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No.1 to be duly executed by their respective authorized officers as of the day and year first above written.

STOCKBRIDGE/SBE HOLDINGS, LLC, as Borrower

By:	STOCKBRIDGE/SBE VOTECO COMPANY, LLC, its manager

By:	/s/ Darren Drake
	Name:	Darren Darke
	Title:	Authorized Person

STOCKBRIDGE/SBE INVESTMENT COMPANY, LLC, as Holdings

By:	STOCKBRIDGE/SBE VOTECO COMPANY, LLC, its class A member

By:	/s/ Darren Drake
	Name:	Darren Darke
	Title:	Authorized Person

[Amendment No. 1 Signature Page]

Agreed as to Section 1 of the foregoing Amendment:

KEYCORP REAL ESTATE CAPITAL MARKETS, INC., as Administrative Agent

By:	/s/ Diane Haislip
	Name:	DIANE HAISLIP
	Title:	Senior Vice President

Agreed as to Section 2 of the foregoing Amendment:

KEYBANK NATIONAL ASSOCIATION, as EScrow Agent

By:	/s/ Diane Haislip
	Name:	DIANE HAISLIP
	Title:	Senior Vice President

Agreed as to Section 3 of the foregoing Amendment:

KEYCORP REAL ESTATE CAPITAL MARKETS, INC., as Disbursement Agent

By:	/s/ Diane Haislip
	Name:	DIANE HAISLIP
	Title:	Senior Vice President

[Amendment No. 1 Signature Page]

Agreed as to Section 4 of the foregoing Amendment:

KEYCORP REAL ESTATE CAPITAL MARKETS, INC., as Collateral Agent

By:	/s/ Diane Haislip
	Name:	DIANE HAISLIP
	Title:	Senior Vice President

[Amendment No. 1 Signature Page]